SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                  July 31, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                                   1-7182                     13-2740599
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(State or Other                           (Commission           (I.R.S. Employer
 Jurisdiction of                           File Number)      Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                               10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code :              (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  OTHER EVENTS
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Filed herewith is the  Preliminary  Unaudited  Consolidated  Balance Sheet as of
June 28, 2002 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain financial ratios for the periods presented.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits
                  --------

                  (12) Computation of Ratios of Earnings to Fixed Charges and
                       Combined Fixed Charges and Preferred Stock Dividends.

                  (99) Additional Exhibits

                        (i) Preliminary Unaudited Consolidated Balance Sheet of
                            Merrill Lynch as of June 28, 2002.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MERRILL LYNCH & CO., INC.
                               -----------------------------------------------
                                         (Registrant)





                               By:       /s/  Thomas H. Patrick
                               -----------------------------------------------
                                              Thomas H. Patrick
                                              Executive Vice President
                                              and Chief Financial Officer




                                By:       /s/ John J. Fosina
                               -----------------------------------------------
                                              John J. Fosina
                                              Controller




Date:    July 31, 2002




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                                  EXHIBIT INDEX
                                  -------------



    Exhibit No.     Description                                             Page
    -----------     -----------                                             ----

        (12)        Computation  of Ratios of Earnings to Fixed Charges
                    and Combined Fixed Charges and Preferred Stock Dividends   5

        (99)        Additional Exhibits

                    (i) Preliminary Unaudited Consolidated Balance Sheet
                        of Merrill Lynch as of June 28, 2002                 6-7



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